Exhibit 99.3

January 2009

ANNUAL FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for year-end information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or Jeff.Richardson@53.com

Jeff Richardson	Jim Eglseder
SVP/Investor Relations	VP/Investor Relations
(513) 534-0983	(513) 534-8424

Yearly Data

	Years Ended December 31,
	2008	2007	2006	2005	2004
Ratios (percent)
Return on assets	(1.85)	1.05	1.13	1.51	1.61
Return on average common equity	(23.0)	11.2	12.1	16.6	17.2
Average equity as a percent of average assets	8.78	9.35	9.32	9.06	9.34
Net interest margin (a)	3.54	3.36	3.06	3.23	3.48
Efficiency (a)	70.4	61.1	60.5	53.2	53.9
Net losses charged off as a percent of average loans and leases	3.23	0.61	0.44	0.45	0.45
Allowance for loan and lease losses as a percent of loans and leases	3.31	1.17	1.04	1.06	1.19
Allowance for credit losses as a percent of loans and leases	3.54	1.29	1.14	1.16	1.31
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	2.96	1.32	0.61	0.52	0.51
Allowance for loan and lease losses as a percent of nonperforming assets	93.76	88.06	169.62	206.03	235.32
Allowance for credit losses as a percent of nonperforming assets	100.32	96.99	186.33	225.33	259.05
Common Share Data
Earnings per share	$(3.94)	$2.04	$2.14	$2.79	$2.72
Earnings per diluted share	(3.94)	2.03	2.13	2.77	2.68
Cash dividends per common share	0.75	1.70	1.58	1.46	1.31
Book value per share	13.57	17.18	18.00	16.98	15.99
Common shares outstanding, excluding treasury	577,386,612	532,671,925	556,252,674	555,623,430	557,648,989
Market price per share:
High	$14.75	$43.32	$41.57	$48.12	$60.00
Low	6.32	24.82	35.86	35.04	45.32
Close	8.26	25.13	40.93	37.72	47.30
Price/earnings ratio (c)	NM	12.44	19.13	13.57	17.65
Supplemental Data
Common dividends declared ($ in millions)	$413	$914	$880	$810	$735
Full-time equivalent employees	21,476	21,683	21,362	21,681	19,659
Banking centers	1,307	1,227	1,150	1,119	1,011

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Excludes nonperforming assets held for sale.

(c)	Based on the most recent twelve-month earnings per diluted share and end of period stock prices. (NM = Not Meaningful)

Yearly Data

	Years Ended December 31,
	2008	2007	2006	2005	2004
Income Statement ($ in millions)
Interest income (FTE)	$5,630	$6,051	$5,981	$5,026	$4,150
Interest expense	2,094	3,018	3,082	2,030	1,102

Net interest income (FTE)	3,536	3,033	2,899	2,996	3,048
Provision for loan and lease losses	4,560	628	343	330	268
Noninterest income:
Electronic payment processing revenue	912	989	857	748	631
Service charges on deposits	641	579	517	522	515
Investment advisory revenue	353	382	367	358	363
Corporate banking revenue	444	367	318	299	228
Mortgage banking net revenue	199	133	155	174	178
Other noninterest income	363	176	300	360	587
Securities gains (losses), net	(86)	21	(364)	39	(37)
Securities gains, net-non-qualifying hedges on mortgage servicing rights	120	6	3	—	—

Total noninterest income	2,946	2,653	2,153	2,500	2,465
Noninterest expense:
Salaries, wages, and incentives	1,337	1,239	1,174	1,133	1,018
Employee benefits	278	278	292	283	261
Payment processing expense	274	407	325	272	224
Net occupancy expense	300	269	245	221	185
Technology and communications	191	169	141	142	120
Equipment expense	130	123	116	105	84
Other noninterest expense	2,054	990	763	771	1,080

Total noninterest expense	4,564	1,375	3,056	2,927	2,972

Income (loss) before income taxes and cumulative effect (FTE)	(2,642)	1,583	1,653	2,239	2,273
Taxable equivalent adjustment	22	24	26	31	36

Income (loss) before income taxes and cumulative effect	(2,664)	1,559	1,627	2,208	2,237
Applicable income taxes	(551)	461	443	659	712

Income (loss) before cumulative effect	(2,113)	1,098	1,184	1,549	1,525
Cumulative effect of change in accounting principle, net of tax	—	—	4	—	—

Net income (loss)	$(2,113)	$1,098	$1,188	$1,549	$1,525

Net income (loss) available to common shareholders	$(2,180)	$1,097	$1,188	$1,548	$1,524

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$11,924	$8,931	$8,625	$8,209	$8,522
Tier II capital	4,722	2,809	2,760	2,031	1,654

Total risk-based capital	$16,646	$11,740	$11,385	$10,240	$10,176

Total risk-weighted assets	$112,572	$115,775	$102,823	$98,293	$82,633

Tier I capital ratio	10.59%	7.72%	8.39%	8.35%	10.31%
Total risk-based capital ratio	14.79%	10.16%	11.07%	10.42%	12.31%
Tier I leverage ratio	10.27%	8.50%	8.44%	8.08%	8.89%

(a)	2008 regulatory capital data and ratios are estimated.

Yearly Data

	As of December 31,
	2008	2007	2006	2005	2004
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,739	$2,687	$2,737	$3,078	$2,561
Available-for-sale securities	12,728	10,677	11,053	21,924	24,687
Held-to-maturity securities	360	355	356	389	255
Trading securities	1,191	171	187	117	77
Other short-term investments	3,578	593	809	158	532

Total cash and securities	20,596	14,483	15,142	25,666	28,112
Loans held for sale	1,452	4,329	1,150	1,304	559
Portfolio loans and leases	84,143	80,253	74,353	69,925	59,808

Total loans and leases	85,595	84,582	75,503	71,229	60,367
Allowance for loan and lease losses	(2,787)	(937)	(771)	(744)	(713)
Operating lease equipment	463	353	202	143	304
Goodwill	2,624	2,470	2,193	2,169	979
Intangible assets	168	147	166	208	150
Servicing rights	499	618	524	441	352
Other real estate owned	231	159	88	54	63
Other assets	12,375	9,109	7,622	6,059	4,842

Total assets	$119,764	$110,984	$100,669	$105,225	$94,456

Liabilities
Deposits:
Demand	$15,287	$14,404	$14,331	$14,609	$13,486
Interest checking	13,826	15,254	15,993	18,282	19,481
Savings	16,063	15,635	13,181	11,276	8,310
Money market	4,689	6,521	6,584	6,129	4,321
Foreign Office	2,144	2,572	1,353	421	153
Other time	14,350	11,440	10,987	9,313	6,837
Certificates - $100,000 and over	11,851	6,738	6,628	4,343	2,121
Other foreign office	403	2,881	323	3,061	3,517

Total deposits	78,613	75,445	69,380	67,434	58,226
Federal funds purchased	287	4,427	1,421	5,323	4,714
Short-term bank notes	—	—	—	—	775
Other short-term borrowings	9,959	4,747	2,796	4,246	4,537
Other liabilities	5,243	4,325	4,492	3,549	3,297
Long-term debt	13,585	12,857	12,558	15,227	13,983

Total liabilities	107,687	101,801	90,647	95,779	85,532

Shareholders’ Equity
Common and preferred equity	12,208	11,518	11,433	11,138	10,507
Accumulated other comprehensive income related to employee benefit plans	(105)	(57)	(59)	(5)	(64)
Net unrealized (losses) gains on available-for-sale securities and qualifying cash flow hedges	203	(69)	(120)	(408)	(105)
Treasury stock, at cost	(229)	(2,209)	(1,232)	(1,279)	(1,414)

Total shareholders’ equity	12,077	9,183	10,022	9,446	8,924

Total liabilities & shareholders’ equity	$119,764	$110,984	$100,669	$105,225	$94,456

Share Data
Preferred shares outstanding	180,620	9,250	9,250	9,250	9,250
Common shares outstanding, excluding treasury	577,386,612	532,671,925	556,252,674	555,623,430	557,648,989
Treasury shares held	6,040,492	50,755,179	27,174,430	27,803,674	25,802,702

Yearly Data

	Years Ended December 31,
	2008	2007	2006	2005	2004
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$85,835	$78,348	$73,493	$67,737	$57,042
Taxable securities	13,082	11,131	20,306	24,017	29,365
Tax exempt securities	342	499	604	789	917
Other short-term investments	621	404	378	193	315

Total interest-earning assets	99,880	90,342	94,781	92,736	87,639
Cash and due from banks	2,490	2,275	2,495	2,758	2,216
Other assets	13,411	10,613	8,713	8,102	5,763
Allowance for loan and lease losses	(1,485)	(793)	(751)	(720)	(722)

Total assets	$114,296	$102,477	$105,238	$102,876	$94,896

Liabilities
Interest-bearing liabilities:
Interest checking	$14,095	$14,820	$16,650	$18,884	$19,434
Savings	16,192	14,836	12,189	10,007	7,941
Money market	6,127	6,308	6,366	5,170	3,473
Foreign office	2,153	1,762	732	248	85
Other time	11,135	10,778	10,500	8,491	6,208
Certificates - $100,000 and over	9,531	6,466	5,795	4,001	2,403
Other foreign office	2,163	1,393	2,979	3,719	4,364
Short-term borrowings	10,760	6,890	8,670	9,511	13,539
Long-term debt	13,903	12,505	14,247	16,384	13,323

Total interest-bearing liabilities	86,059	75,758	78,128	76,415	70,770
Demand deposits	14,017	13,261	13,741	13,868	12,327
Other liabilities	4,182	3,875	3,558	3,276	2,939

Total liabilities	104,258	92,894	95,427	93,559	86,036
Shareholders’ equity	10,038	9,583	9,811	9,317	8,860

Total liabilities & shareholders’ equity	$114,296	$102,477	$105,238	$102,876	$94,896

Average loans and leases (excluding held for sale)	$83,895	$76,033	$72,447	$66,685	$55,951
Average common shares outstanding:
Basic	553,112,898	537,669,793	554,983,021	554,410,581	561,258,539
Diluted	553,112,898	540,118,386	557,493,607	558,442,819	568,234,313

Yearly Data

	Years Ended December 31,
	2008	2007	2006	2005	2004
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$29,220	$26,079	$20,831	$19,377	$16,107
Commercial mortgage	12,952	11,967	10,405	9,188	7,636
Commercial construction	5,114	5,561	6,168	6,342	4,348
Commercial leases	3,666	3,737	3,841	3,698	3,426

Subtotal - commercial	50,952	47,344	41,245	38,605	31,517
Consumer:
Residential mortgage	10,292	11,433	9,905	8,991	7,912
Home equity	12,752	11,874	12,154	11,805	10,318
Automobile loans	8,594	11,183	10,028	9,396	7,734
Credit card	1,811	1,591	1,004	788	794
Other consumer loans and leases	1,198	1,157	1,167	1,644	2,092

Subtotal - consumer	34,647	37,238	34,258	32,624	28,850

Total loans and leases	$85,599	$84,582	$75,503	$71,229	$60,367

Asset Quality ($ in millions)
Nonaccrual loans and leases	$1,696	$813	$352	$294	$228
Nonaccrual loans held for sale	473	—	—	—	—
Restructured loans and leases	574	80	—	—	1
Other assets, including other real estate owned	230	171	103	67	74

Total nonperforming assets	$2,973	$1,064	$455	$361	$303

Ninety days past due loans and leases	$662	$491	$210	$155	$142

Nonperforming Loans ($ in millions) (non-accrual plus renegotiated)
Commercial construction loans	$578	$249	$54	$31	$13
Commercial mortgage	715	243	84	51	51
Commercial loans and leases	586	180	133	146	111
Consumer mortgage and construction	601	121	38	30	24
Other consumer loans and leases	263	100	43	36	30

Total nonperforming loans	$2,743	$893	$352	$294	$229

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(2,792)	$(544)	$(408)	$(373)	$(321)
Recoveries	82	81	92	74	69

Net losses charged off	$(2,710)	$(463)	$(316)	$(299)	$(252)